COHEN & STEERS EUROPEAN REALTY SHARES, INC.

280 Park Avenue

New York, New York 10017

August 12, 2009

INFORMATION ABOUT PENDING ACQUISITION

Dear Shareholders:

The Board of Directors (the “Directors”) of Cohen & Steers European Realty Shares, Inc. (“EUR”) is pleased to announce the acquisition of the assets and liabilities of EUR by Cohen & Steers International Realty Fund, Inc. (“IRF”) (the “Acquisition”). We sometimes refer to each of IRF and EUR as a “Fund” and together, as the “Funds.” The Acquisition, which does not require your approval, will close on or about September 18, 2009 and is described in more detail in the attached Information Statement/Prospectus. You should review the Information Statement/Prospectus carefully and retain it for future reference.

Each Fund has substantially the same investment objective of total return, although EUR pursues this objective through investment in European real estate equity securities; whereas IRF pursues its objective through investment in real estate securities across various countries (including European countries). Both Funds pursue total return by seeking capital appreciation and current income, although IRF pursues them with approximately equal emphasis. Under normal market conditions, EUR invests at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by European real estate companies; while IRF invests at least 80% of its total assets in a portfolio of non-U.S. real estate equity securities, which includes European real estate securities.

We anticipate that the Acquisition will result in benefits to the shareholders of EUR as discussed more fully in the Information Statement/Prospectus. As a general matter, we believe that the Acquisition will provide you with a similar investment opportunity of investing in non-U.S. real estate securities, with lower gross expenses and other portfolio management efficiencies. In approving the Acquisition, the Directors have considered, among other things, the similarities between the Funds’ investment objectives and strategies; expected lower gross expenses, including management and administration fees, for EUR shareholders as a result of the Acquisition; continuity of portfolio management; comparison of fees for the Funds and the combined Fund; the costs of the Acquisition, which will be borne by Cohen & Steers Capital Management, Inc., investment advisor to the Funds; and the tax-free nature of the Acquisition, and have concluded that the Acquisition is in the best interests of the Funds and their respective shareholders.

In the Acquisition, each shareholder of EUR will receive shares of IRF of the same class as the shares of EUR the shareholder currently owns, which will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s shares in EUR. EUR will then cease operations and dissolve. Shareholders of EUR will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Acquisition.

Sincerely,

Francis C. Poli Secretary

TRANSFER OF THE ASSETS OF

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

TO AND IN EXCHANGE FOR SHARES OF

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in this Information Statement/Prospectus.

1.	What is this document and why did we send this document to you?

This is a Information Statement/Prospectus that provides you with information about the acquisition (the “Acquisition”) of the assets and liabilities of Cohen & Steers European Realty Shares, Inc. (“EUR”) by Cohen & Steers International Realty Fund, Inc. (“IRF”) (IRF and EUR are each a “Fund” and, together, the “Funds”).

On June 9, 2009, the Board of Directors (the “Directors”) of each of EUR and IRF approved and declared advisable the Acquisition of EUR by IRF. You are receiving this Information Statement/Prospectus because you owned shares of EUR as of July 30, 2009. The Acquisition does not require approval by EUR shareholders.

Shareholders may contact a Fund at 1-800-437-9912 or write to a Fund at:

Cohen & Steers Funds

c/o Boston Financial Data Services

P.O. Box 8123

Boston, Massachusetts 02266-8123

2.	How will the Acquisition work?

The Agreement and Plan of Reorganization, dated as of June 9, 2009, between IRF and EUR (the “Plan”) provides for (i) the transfer of all the assets of EUR to IRF; (ii) the assumption by IRF of all of the stated liabilities of EUR; (iii) the issuance to EUR’s shareholders of the equivalent class of shares of IRF, equal in aggregate net asset value (“NAV”) to the NAV of their former EUR shares; (iv) the redemption and cancellation of shares of EUR; and (iv) the cessation of operations and dissolution of EUR.

As a shareholder of EUR, you will receive the same class of shares of IRF as the EUR shares you currently own, having an aggregate NAV equal to the aggregate NAV of your shares in EUR. The contingent deferred sales charge (“CDSC”) period applicable to EUR shares prior to the Acquisition will continue to apply to the shares of IRF issued in the Acquisition. However, shareholders of EUR will not be assessed any initial sales charge, CSDC, redemption fee or any other shareholder fee in connection with the Acquisition.

3.	Why is the Acquisition taking place?

After considering the recommendation of the Funds’ investment advisor, Cohen & Steers Capital Management, Inc. (the “Advisor”), the Directors of each Fund concluded that participation by the Funds in the Acquisition is in the best interests of the Funds and their respective shareholders and that the interests of each Fund’s shareholders will not be diluted as a result of the Acquisition. In reaching this conclusion, the Directors considered, among other things, the similarities between the Funds’ investment objectives and investment strategies; expected lower gross expenses, including management and administration fees, for EUR shareholders as a result of the Acquisition; continuity of portfolio management; comparison of fees for the Funds and the combined Fund; the costs of the Acquisition, which will be borne by the Advisor; and the tax-free nature of the Acquisition.

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4.	When will the Acquisition take place?

The Acquisition is expected to close on or about September 18, 2009.

5.	Who will bear the costs of the Acquisition?

The costs of the Acquisition, which are estimated to be approximately $125,000, will be borne by the Advisor.

6.	Why is no shareholder action necessary?

In accordance with EUR’s Articles of Incorporation and applicable Maryland state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Acquisition may be effected without the approval of shareholders of either Fund. Prior to the Acquisition, you may purchase and redeem shares of your Fund as usual in accordance with the procedures described in the enclosed prospectus for IRF. On or about September 18, 2009, the expected closing date of the Acquisition, EUR will transfer all of its assets and stated liabilities to IRF, and your shares of EUR will automatically be exchanged for shares of IRF.

7.	Where may I find additional information regarding the Funds?

Additional information about the Funds is available in the Statement of Additional Information (“SAI”) dated August 12, 2009 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with this Information Statement/Prospectus. The SAI and each Fund’s Annual Report to Shareholders, which contain audited financial statements for EUR’s and IRF’s fiscal years ended October 31, 2008 and December 31, 2008, respectively, are incorporated by reference into this Information Statement/Prospectus. In addition, EUR’s Semi-Annual Report to Shareholders dated April 30, 2009, and the Prospectuses for EUR and IRF dated March 1, 2009 and May 1, 2009, respectively (together, the “Prospectuses”), are also incorporated by reference into this Information Statement/Prospectus. (EUR’s file number is 811-22010 and IRF’s file number is 811-21677.)

To request free copies of the Annual and Semi-Annual Reports, and the Prospectuses as well as this Information Statement/Prospectus and the SAI, please contact us:

By telephone:	1-800-437-9912

By mail:	Cohen & Steers Funds c/o Boston Financial Data Services P.O. Box 8123 Boston, Massachusetts 02266-8123

By e-mail:	marketing@cohenandsteers.com

This information may also be available from your broker or financial advisor. In addition, other information about the Funds (including the Funds’ Statements of Additional Information) may also be obtained from the SEC:

•

By going to the SEC’s Public Reference Room in Washington, D.C., where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

•	By accessing the SEC’s Internet site at http://www.sec.gov where you can view, download and print the information.

•

By electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Upon payment of a duplicating fee, copies of the information will be sent to you.

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COHEN & STEERS EUROPEAN REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

INFORMATION STATEMENT

For Cohen & Steers European Realty Shares, Inc.

PROSPECTUS

For Cohen & Steers International Realty Fund, Inc.

August 12, 2009

280 Park Avenue

New York, New York 10017

This combined information statement and prospectus (the “Information Statement/Prospectus”) is being furnished to you because you are a shareholder of Cohen & Steers European Realty Shares, Inc. (“EUR”). As provided in an Agreement and Plan of Reorganization, EUR will be reorganized into Cohen & Steers International Realty Fund, Inc. (“IRF”) (IRF and EUR are each a “Fund” and, together, the “Funds”). In exchange for your shares of EUR, you will receive shares of the same class in IRF equal in value to the value of your shares of the same class in EUR.

The Board of Directors (the “Board” or the “Directors”) of each of EUR and IRF determined that the acquisition of EUR’s assets and stated liabilities (the “Acquisition”) is in the best interests of the Funds and their respective shareholders, and that the interests of each Fund’s shareholders will not be diluted as a result of the Acquisition. For federal income tax purposes, the Acquisition will not result in a gain or loss being recognized by either EUR, IRF or the shareholders of EUR.

This Information Statement/Prospectus sets forth concisely the information about IRF you should know before the Acquisition and should be retained for future reference. It is both EUR’s information statement and a prospectus for IRF. This Information Statement/Prospectus is being mailed on or about August 12, 2009 to EUR’s shareholders of record as of the close of business on July 30, 2009.

Additional information about the Funds is available in the Statement of Additional Information (“SAI”) dated August 12, 2009 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with this Information Statement/Prospectus. The SAI and each Fund’s Annual Report to Shareholders, which contain audited financial statements for EUR’s and IRF’s fiscal years ended October 31, 2008 and December 31, 2008, respectively, are incorporated by reference into this Information Statement/Prospectus. In addition, EUR’s Semi-Annual Report to Shareholders dated April 30, 2009, and the Prospectuses for EUR and IRF dated March 1, 2009 and May 1, 2009, respectively (together, the “Prospectuses”), are also incorporated by reference into this Information Statement/Prospectus.

No vote of the shareholders of EUR will be taken with respect to the matters described in this Information Statement/Prospectus. EUR IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO EUR.

AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE

SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS INFORMATION

STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU

OTHERWISE IS COMMITTING A CRIME.

SUMMARY

The following summary highlights differences between IRF and EUR. This summary is not complete; for more complete information, please read this entire document. This Summary is qualified by reference to the more complete information contained elsewhere in this Information Statement/Prospectus, IRF’s Prospectus, EUR’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Information Statement/Proxy Statement as Exhibit A.

The Acquisition and Plan. At the June 9-10, 2009 regular board meeting, the Board of Directors of EUR approved the Acquisition, including the Plan, which provides for the reorganization of EUR into IRF. The Board has concluded that the Acquisition is in the best interests of EUR and its shareholders and that interests of the shareholders of EUR will not be diluted as a result of the Acquisition. Similarly, the Board of Directors of IRF has approved the Acquisition, including the Plan, and concluded that the Acquisition is in the best interests of IRF and its shareholders and that interests of the shareholders of IRF will not be diluted as a result of the Acquisition. See “Information about the Acquisition—Reasons for the Acquisition” below.

The Plan provides that on the date of the Acquisition EUR will assign, transfer and convey to IRF all of its assets, including all securities and cash, in exchange for shares of IRF having an aggregate net asset value (“NAV”) equal to the value of EUR’s net assets, and IRF will assume EUR’s stated liabilities. EUR will distribute all IRF shares received by it among its shareholders so that each EUR shareholder will receive a pro rata distribution of the corresponding class of shares (or fractions thereof) of IRF having an aggregate NAV equal to the aggregate NAV of the shareholder’s EUR shares as of the date of the Acquisition. Thereafter, EUR will cease operations and will be dissolved.

Tax Consequences. As a condition to the closing of the Acquisition, the Funds will receive an opinion of counsel to the effect that, for federal income tax purposes, the Acquisition will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by EUR, EUR’s shareholders, or IRF as a result of the Acquisition. Certain tax attributes of EUR will carry over to IRF, including the ability of IRF to utilize EUR’s capital loss carryforwards. See “Information about the Acquisition—Federal Income Tax Consequences.”

Comparison of the Funds. The following discussion is primarily a summary of certain parts of EUR’s Prospectus and IRF’s Prospectus. Information contained in this Information Statement/Prospectus is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Investment Objectives and Principal Investment Policies. EUR is a non-diversified, open-end management investment company, with net assets, as of June 30, 2009, of $3.6 million. IRF is a non-diversified, open-end management investment company, with net assets, as of June 30, 2009, of $1.1 billion. Each Fund has substantially the same investment objective of total return, although EUR pursues this objective through investment in European real estate equity securities; whereas, IRF pursues its objective through investment in real estate securities across various countries (including European countries). Both Funds pursue total return by seeking capital appreciation and current income, although IRF pursues them with approximately equal emphasis. Under normal market conditions, EUR invests at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by European real estate companies; while IRF invests at least 80% of its total assets in a portfolio of non-U.S. real estate equity securities, which includes European real estate securities. For both Funds, real estate equity securities include common stocks, preferred stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. Under normal circumstances, EUR emphasizes investments in developed countries but also is permitted to invest without limit in companies located in emerging markets, such as those in Eastern Europe. IRF, under normal market conditions, expects to have investments across different countries and regions; however, it may invest up to 20% of its total assets in equity securities of U.S. REITs and other U.S. real estate companies and may invest up to 15% of its total assets in securities of real estate equity securities of companies domiciled in emerging markets.

Each of EUR and IRF invests primarily in a portfolio of international equity securities, except EUR focuses its investments in European real estate companies. Both Funds are currently managed in a similar manner and their investment portfolios are substantially similar with respect to European holdings. A more detailed comparison of the Funds’ investment objectives and principal investment policies, strategies and restrictions is provided in Exhibit B. You also can find additional information on the Funds, including their investment objectives, principal investment strategies, policies and restrictions, in their Prospectuses and the SAI.

Currently, the European portfolio holdings of EUR and IRF are substantially similar. The Advisor expects to retain these holdings in the combined Fund and anticipates there will be little or no portfolio repositioning as a result of the Acquisition. IRF will be the accounting survivor after the consummation of the Acquisition.

Principal Risks. Because of their similar investment strategies, each Fund is subject to similar risks, which include market risk, real estate market risk, foreign (non-U.S.) securities risk, emerging market risk, foreign currency risk, smaller companies risk and non-diversification portfolio risk. A description of each of these risks, and other potential risks, is provided in Exhibit C.

Performance. IRF has comparatively better performance than EUR since each Fund’s inception. From approximately January 1, 2009 through June 30, 2009, investment performance for IRF has been significantly better than EUR, which the Advisor believes is a result of the broader investment mandate of IRF.

The charts below set forth average annual total returns for each Fund’s Class A shares. The Funds’ performance is similar; however, IRF’s performance is better than the performance of EUR for the year-to-date, one-year and since inception periods shown below. The historical performance for each class of the Funds is provided in Exhibit D.

		Average Annual Total Returns (periods ended December 31, 2008)
	As of June 30, 2009	One Year	Three Years	Since Inception (4/13/07)
EUR—Class A Shares
Excluding sales charge	1.00%	-48.88%	N/A	-44.98%
Including sales charge	-3.54%	-51.18%	N/A	-46.44%
FTSE NAREIT EPRA Developed Europe Index	2.06%	-51.13%	N/A	-45.45%

				(3/31/05)
IRF—Class A Shares
Excluding sales charge	12.24%	-47.43%	-10.32%	-4.45%
Including sales charge	7.18%	-49.80%	-11.68%	-5.61%
FTSE NAREIT EPRA Developed ex U.S. Index	18.20%	-52.00%	-11.30%	-4.22%
S&P Developed ex-U.S. Property Index	16.20%	-51.80%	-11.94%	-4.86%
S&P 500® Index	3.16%	-36.99%	-8.35%	-4.98%

Fee and Expenses Information. EUR has a contractual management fee of 1.00% of average daily net assets; while IRF is charged a contractual management fee of 0.95% of average daily net assets up to $1.5 billion and 0.85% of average daily net assets over $1.5 billion. In addition, each of EUR and IRF pay an administration fee to the Advisor of 0.10% and 0.06%, respectively, of its average daily net assets. IRF, as the surviving combined Fund, will continue to pay the same management and administration fees following the Acquisition, which are lower than the contractual rates for EUR. Note that the Advisor has contractually agreed to waive its management fees and reimburse expenses of EUR through October 31, 2009 to limit EUR’s total annual operating expenses to 1.80%, 2.45% and 1.45% on Classes A, C and I, respectively, and there is no guarantee that the Advisor will continue to waive its fees and reimburse expenses beyond October 31, 2009. The Advisor is not currently waiving its fees or reimbursing expenses to limit IRF’s overall expenses.

The Acquisition is expected to result in an operating expense ratio for the combined Fund that is significantly lower on a gross basis than the current, gross operating expense ratio of EUR. The following table, under Annual Fund Operating Expenses, illustrates EUR’s expense ratio as of its fiscal year ended October 31, 2008, IRF’s expense ratio as of its fiscal year ended December 31, 2008, and the pro forma expense ratio of the combined Fund for Class A shares as of December 31, 2008.

Class A, C and I Shares for each Fund and combined Fund

Shareholder Fees

(fees paid directly from your investment):

	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%[1]	None	None
Maximum sales charge (load) imposed on reinvested dividends (and other distributions) (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[2]	1% in first year	None
Redemption Fee (as a percentage of redemption proceeds; also imposed on exchanges)	2.00% during first 60 days; None thereafter[3]	None	2.00% during first 60 days; None thereafter

1	You may be able to reduce or eliminate the sales charge. See How to Purchase and Sell Fund Shares—Class A Shares in the Fund’s Prospectus for additional information.

2	A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following a purchase of $1 million or more made without a sales charge. See How to Sell Fund Shares—Payment of Redemption Proceeds in the Fund’s Prospectus for additional information.

3	The redemption and exchange fees are charged only to certain investors that are authorized to purchase Class A shares at NAV without regard to investment amount. See How to Sell Fund Shares—Payment of Redemption Proceeds in the Fund’s Prospectus for additional information.

Class A Shares for each Fund and Combined Fund

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	EUR	IRF	Pro Forma Combined Fund
	10/31/08	12/31/08	12/31/08
Fiscal year ended:
Investment management fees	1.00%	0.90%	0.90%
Distribution (12b-1) fees	0.25%	0.25%	0.25%
Service fee	0.10%	0.10%	0.10%
Other operating expenses	2.69%	0.29%	0.29%

Gross expense ratio	4.04%	1.54%	1.54%
Waivers	(2.24)%	0.00%	0.00%

Net expense ratio	1.80%	1.54%	1.54%

Exhibit E contains the fees and expenses of each class of the Funds as of each Fund’s most recent fiscal year end and includes pro forma expenses for the combined Fund. Annualized gross and net expense ratios of the Funds’ Class A shares as of April 30, 2009 were as follows:

	EUR	IRF
Gross expenses	12.50%	1.83%
Waivers	(10.70)%	0.00%

Net expenses	1.80%	1.83%

Distribution, Purchase and Redemption Procedures. The distribution and purchase procedures of the Funds are identical. The shares of each Fund are offered to a broad range of investors. Class A shares of each Fund are sold with a front-end sales load of up to 4.50% for purchases of less than $1,000,000. Investments of $1,000,000 or more, however, are subject to a CDSC if you redeem shares within one year of purchase. Class C shares are also available at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. Class I shares may be purchased directly through a Fund or through certain financial intermediaries at NAV and are not subject to any sales charges.

Class A and Class I shares of each Fund are available to certain group retirement plans at NAV, without an initial sales charge, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“group retirement plans”).

Certain purchases of Class A shares at NAV and Class C shares are subject to a 2.00% redemption fee if those shares are redeemed or exchanged within 60 days of their purchase. The CDSCs applicable to shares of EUR will continue to apply to IRF shares issued in the Acquisition. The CDSC period will be calculated from the date of the original purchase of EUR shares. No initial sales charges, CDSCs, redemption fees or any other shareholder fee will be assessed in connection with the Acquisition.

Each Fund’s Class A shares have a 0.25% distribution (Rule 12b-1) fee and a 0.10% shareholder services (non-Rule 12b-1) fee. The Class C shares of each Fund have a 0.75% distribution fee and 0.25% shareholder services fee. The shares of each Fund may be exchanged for comparable classes of shares of other Cohen & Steers mutual funds. More information on distribution, purchase and redemption procedures of IRF is provided in IRF’s Prospectus, which is incorporated by reference.

Dividends and Distributions. The Funds have the same dividends and distributions policies. Each Fund intends to declare and pay dividends from its investment income semi-annually. Each Fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. Unless a shareholder elects to receive dividends and distributions in cash, each Fund’s transfer agent automatically reinvests dividends and distributions in additional shares of the Fund. A shareholder’s election can be changed at any time prior to a record date for a dividend. There are no sales or other charges in connection with the reinvestment of dividends or capital gains distributions.

Service Providers. The Funds have the same service providers, which will continue in their capacity for the combined Fund after the Acquisition. For additional information about the Funds’ service providers, see “Additional Information about the Funds” below.

INFORMATION ABOUT THE ACQUISITION

Description of the Plan

As provided in the Plan, IRF will acquire all the assets and assume all of the stated liabilities of EUR on or about September 18, 2009 (the “Closing Date”). In return, IRF will issue to EUR, and EUR will distribute to its shareholders, a number of full and fractional shares of IRF determined by dividing the value of the net assets of each class of EUR by the NAV of one share of the corresponding class of IRF. For this purpose, the Plan provides the times for, and methods of, determining the value of the net assets of each Fund. EUR will redeem and cancel its outstanding shares, wind up its affairs, cease operations, and dissolve as soon as is reasonably possible after the Acquisition.

The projected expenses of the Acquisition, largely those for legal, accounting and printing expenses, are estimated to total approximately $125,000, which will be borne by the Advisor.

The Acquisition of EUR is expected to occur on or about the Closing Date, and is conditioned upon each Fund satisfying the terms of the Plan. Under applicable legal and regulatory requirements, none of the EUR shareholders will be entitled to exercise objecting shareholders’ appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Plan. However, any shareholder of EUR may redeem his or her shares of EUR prior to the Acquisition without the imposition of any sales charges, redemptions fees or any other shareholder fee.

Completion of the Acquisition is subject to certain conditions set forth in the Plan, some of which may be waived by a Fund. The Plan also may be amended in any mutually agreed manner by the Funds. Either Fund’s Board may terminate the Plan by resolution at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board, make proceeding with the Acquisition inadvisable.

A copy of the Plan is attached as Exhibit A.

Reasons for the Acquisition

At the June 9-10, 2009 regular board meeting, the Advisor recommended that the Directors approve the Plan and Acquisition (the Directors of EUR are the same as the Directors of IRF). In considering the Acquisition and Plan, the Directors did not identify any single factor or information item as all-important or controlling. Following discussions, and based on their evaluation of all material factors to each Fund, including those described below, the Directors (including all Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Funds, the Advisor or its affiliates (the “Independent Directors”)) determined that the Acquisition would be in the best interests of each Fund and its shareholders and that the interests of existing shareholders of the Funds would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Plan and Acquisition on behalf of each Fund.

In recommending the Acquisition and Plan, each Fund’s Board, with the advice of counsel to each Fund’s Independent Directors, considered a number of factors, including the following:

•	the benefits to the Fund and its shareholders that are expected to be derived from the Acquisition, including the potential for portfolio management efficiencies;

•	the Fund’s expense ratios and information as to specific fees and expenses of the Fund, including investment advisory fees and other operating expenses;

•

information provided by the Advisor illustrating that following the Acquisition, the combined Fund is expected to have an equal or, for EUR, substantially lower gross total operating expense ratio (before waivers and reimbursements) than the Fund’s current gross total operating expense ratio;

•

the Funds have substantially similar investment objectives and similar investment strategies, and that each Fund focuses its investments in non-U.S. real estate companies and is managed by the Advisor;

•	the Acquisition will not dilute the interests of the Fund’s current shareholders;

•	the federal tax consequences of the Acquisition to Fund shareholders, including that the Acquisition has been structured to qualify as a tax-free reorganization for federal income tax purposes;

•	no portfolio transaction costs are expected to be incurred in the Acquisition; and

•

the benefits that may be derived by the Advisor and its affiliates as a result of the Acquisition, including the elimination of duplicative operations and that profitability of the Advisor may increase as a result of the expected decline in the Advisor’s operational expenses for administrative, compliance and portfolio management services.

With respect to EUR, the Board also noted EUR’s small asset base, which was $3.5 million as of March 31, 2009 ($1.7 million of which was an investment by the Advisor). The Board considered the difficulties the Fund has faced in raising additional assets, including the lack of new investors coupled with the decline in EUR’s assets over the last nine months due to market performance. The Board also considered that the Advisor may not continue to waive its fees and reimburse expenses after the contractual expense limitation expires on October 31, 2009, and that without that expense limitation, EUR’s gross expenses are substantially higher than IRF’s gross expenses. Finally, the Board also considered various alternatives to the Acquisition, including the liquidation of EUR, and noted that shareholders of EUR who do not want to become shareholders of IRF may redeem their shares for net asset value prior to the Closing Date without the imposition of any contingent deferred sales charge, redemption fee or any other shareholder fee.

Description of Securities to be Issued

Under the Plan, IRF will issue additional shares of common stock of its Class A, Class C and Class I shares for distribution to EUR. Under its Charter and Bylaws, IRF may issue up to 800,000,000 shares of common stock, par value $.001 per share, across these Classes.

When the Acquisition is consummated, shareholders of Class A, Class C and Class I shares of EUR will receive corresponding class shares of IRF having an aggregate NAV equal to the aggregate NAV of the shareholder’s shares in EUR.

Each share of IRF represents an equal proportionate interest with other shares of IRF of the same class. Each share of a class has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to IRF as authorized by the Directors. Shares of IRF entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of IRF received by EUR in the Acquisition will be issued at NAV without a sales charge and will be fully paid and non-assessable.

Dividends and Other Distributions

On or before the Closing Date, EUR will, if necessary, declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to EUR shareholders all of EUR’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distributions will be taxable to EUR shareholders.

Federal Income Tax Consequences

The exchange of the assets of EUR for Class A, Class C and Class I shares of IRF, IRF’s assumption of EUR’s stated liabilities and EUR’s distribution of those shares to EUR shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Acquisition, each Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Funds, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of EUR’s assets to IRF in exchange solely for Class A, Class C and Class I shares of IRF and the assumption by IRF of EUR’s stated liabilities, followed by the distribution by EUR of those Class A, Class C and Class I shares of IRF pro rata to EUR shareholders in complete liquidation of EUR, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of EUR and IRF will be “a party to a reorganization”; (2) no gain or loss will be recognized by IRF upon the receipt of the assets of EUR in exchange solely for Class A, Class C and Class I shares of IRF and the assumption by IRF of stated liabilities of EUR pursuant to the Acquisition; (3) no gain or loss will be recognized by EUR upon the transfer of its assets to IRF in exchange solely for Class A, Class C and Class I shares and the assumption by IRF of stated liabilities of EUR or upon the distribution (whether actual or constructive) of those Class A, Class C and Class I shares of IRF to EUR shareholders in exchange for their corresponding shares of EUR in liquidation of EUR pursuant to the Acquisition; (4) no gain or loss will be recognized by EUR shareholders upon the exchange of their Class A, Class C or Class I shares of EUR for the corresponding Class A, Class C and Class I shares of IRF pursuant to the Acquisition; (5) the aggregate tax basis for the Class A, Class C and Class I shares of IRF received by each corresponding EUR shareholder pursuant to the Acquisition will be the same as the aggregate tax basis for corresponding EUR shares held by such shareholder immediately prior to the Acquisition, and the holding period of those Class A, Class C and Class I shares received by each corresponding EUR shareholder will include the period during which the EUR shares exchanged therefor were held by such shareholder (provided the EUR shares were held as capital assets on the date of the Acquisition); and (6) the tax basis of each EUR asset acquired by IRF will be the same as the tax basis of such asset to EUR immediately prior to the Acquisition, and the holding period of each EUR asset in the hands of IRF will include the period during which that asset was held by EUR.

Neither EUR nor IRF has sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. EUR shareholders should consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Acquisition, EUR shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

As of October 31, 2008, EUR had capital loss carryforwards of approximately $5.3 million, or $4.07 per share. IRF had, as of December 31, 2008, capital loss carryforwards of $1.1 billion or $7.91 per share, and net unrealized depreciation of $560 million. The amount of capital loss carryforwards available to IRF from EUR will be based on the net asset value of EUR at the Closing Date of the Acquisition.

CAPITALIZATION

The following table sets forth the capitalization of each Fund as of June 16, 2009 and the pro forma combined capitalization of both Funds as if the Acquisition had occurred on that date. When the Acquisition is consummated, the actual exchange ratios on that date may vary from the exchange ratios reflected below. This is due to changes in the market value of the portfolio securities of both Funds between June 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains, if any, of both Funds during that period resulting from income and distributions, if any, and changes in the accrued liabilities of both Funds during the same period.

As of June 16, 2009 (Unaudited)	EUR	IRF	Pro Forma Adjustments	Pro Forma Combined Fund (IRF)
Class A
Total Net Assets	$1,036,264	$348,808,833	$—	$349,845,097
Shares Outstanding	254,543	37,723,588	(142,471)	37,835,660
Net Asset Value	$4.07	$9.25	$—	$9.25

Class C
Total Net Assets	$842,177	$237,115,844	$—	$237,958,021
Shares Outstanding	208,265	25,861,188	(116,412)	25,953,040
Net Asset Value	$4.04	$9.17	$—	$9.17

Class I
Total Net Assets	$1,756,094	$535,033,369	$—	$536,789,463
Shares Outstanding	430,068	57,621,682	(240,941)	57,810,808
Net Asset Value	$4.08	$9.29	$—	$9.29

ADDITIONAL INFORMATION ABOUT THE FUNDS

IRF and EUR are each a non-diversified, open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 2004 and 2007, respectively. The business structures of the Funds are identical. EUR and IRF are each governed by their Charter, Bylaws and applicable Maryland state law and U.S. federal law.

Management of the Funds

Board of Directors. The Board of Directors of each Fund, which is comprised of the same persons, directs the management of the business and affairs of the Funds. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund’s agreements with the Advisor, Subadvisors (defined below), custodian and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund’s administrator and sub-administrator, subject to the Fund’s investment objective and policies and to general supervision by the Fund’s Directors. Subsequent to the consummation of the Acquisition, the Directors and officers of IRF will continue to serve as the Directors and officers of the combined Fund.

Investment Advisor. Each Fund’s investment advisor is Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017. The Advisor, a registered investment adviser, was formed in 1986 and its clients include pension plans, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. As of June 30, 2009, the Advisor managed approximately $16.3 billion in assets. The Advisor is a wholly owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.” The Advisor is responsible for the overall management of each Fund’s portfolio and for the supervision and ongoing monitoring of the Subadvisors. The Advisor also serves as administrator for each Fund.

Subadvisors. The Advisor has engaged certain of its affiliates to serve as subadvisors to the Funds. Cohen & Steers Asia Limited (“CNS Asia”), Cohen & Steers UK Limited (“CNS UK”) and Cohen & Steers Europe S.A. (“CNS Europe”) serve as subadvisors to IRF. CNS UK and CNS Europe serve as subadvisors to EUR. CNS Asia, with offices located at 12/F Citibank Tower, Citibank Plaza, No. 3 Garden Road, Central Hong Kong, provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services for IRF. CNS Asia was formed in 2005. CNS Europe, with offices located at 166 Chausee de la Hulpe, Brussels, Belgium, provides investment advisory and research services to the Advisor in connection with managing each Fund’s investments in Europe. CNS Europe was formed in February 2000. CNS UK, with offices located at 21 Sackville Street, 4th Floor, London, W1S 3DN, U.K., provides investment advisory and research services to the Advisor and CNS Europe in connection with managing each Fund’s investments in Europe. CNS UK was formed in 2006. CNS Asia, CNS Europe and CNS UK are referred to as “Subadvisors.” Each of the Subadvisors is a registered investment adviser and is a direct or indirect wholly-owned subsidiary of CNS.

Primary Portfolio Managers. Each of Messrs. Martin Cohen, Robert H. Steers, Joseph M. Harvey, Gerios J.M. Rovers and Scott Crowe are the primary portfolio managers of each Fund and, in addition, Mr. Luke Sullivan serves as a primary portfolio manager of IRF. IRF’s primary portfolio managers will continue to manage the combined Fund after the Acquisition.

The Advisor and the Subadvisors, as applicable, utilize a team-based approach in managing the Funds. Messrs. Cohen, Steers and Harvey are the leaders of the teams for both Funds. Messrs. Rovers, Crowe and Sullivan direct and supervise execution of IRF’s investment strategy, and lead and guide other members of the investment team. Messrs. Cohen, Steers, Harvey and Rovers have been portfolio managers since both Funds’ inceptions. Messrs. Crowe and Sullivan have been portfolio managers of IRF and EUR, as applicable, since 2008. Please see each Fund’s Prospectus under “Management of the Fund—Portfolio Managers” for additional information about the primary portfolio managers.

Distributor

Cohen & Steers Securities, LLC (the “Distributor”), a wholly-owned subsidiary of the Advisor, serves as the distributor of each Fund’s shares. Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a “Distribution Plan”), which allows the Fund to pay the Distributor a quarterly distribution fee for the sale and distribution of its shares at an annual rate of up to 0.25% of average daily value of the Fund’s net assets attributable to the Class A shares and 0.75% of the average daily value of the Fund’s net assets attributable to the Class C shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor is obligated to use the amounts received under the Distribution Plan for payments to qualifying dealers for their assistance in the distribution of a Fund’s shares and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. Payments received under the Distribution Plan with respect to Class A and Class C shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor. The Distributor bears distribution expenses to the extent they are not covered by payments under the Distribution Plan. Any distribution expenses incurred by the Distributor in any fiscal year of a Fund, which are not reimbursed from payments under the Distribution Plan accrued in such fiscal year, will not be carried over for payment under the Distribution Plan in any subsequent year.

Other Service Providers

Boston Financial Data Services, Inc. (“BFDS”) provides shareholder services for the Funds. The Funds compensate BFDS for these services. The Advisor also serves as the Funds’ administrator. State Street Bank and Trust Company (“State Street”) serves as sub-administrator under a fund accounting and administration agreement. State Street also serves as custodian for the Funds. PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, serves as independent registered public accounting firm for the Funds. After the Acquisition, the Advisor, PWC, State Street and BFDS will serve, respectively, as administrator, independent registered public accounting firm, sub-administrator and custodian, and transfer agent for the combined Fund.

BOARDS’ EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Directors of EUR, including a majority of the Independent Directors, approved the Acquisition. In particular, the Board determined that the Acquisition is in the best interests of EUR and its shareholders and that the interests of EUR’s shareholders will not be diluted as a result of the Acquisition. Similarly, the Board of Directors of IRF, including a majority of the Independent Directors, approved the Acquisition. The Board also determined that the Acquisition is in the best interests of IRF and its shareholders and that the interests of IRF’s shareholders will not be diluted as a result of the Acquisition.

OWNERSHIP OF SHARES OF THE FUNDS

Shares Outstanding. As of July 28, 2009, each Fund had the following number of shares of common stock outstanding.

	EUR	IRF
Class A	256,774.434	37,501,138.990
Class C	204,296.749	25,306,129.272
Class I	430,074.877	58,647,127.657

Total	891,146.060	121,454,395.919

Ownership of Shares. As of July 20, 2009, the Directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund. To the knowledge of each Fund, the following table shows the persons owning as of July 20, 2009, either of record or beneficially, 5% or more of a class of the outstanding shares of the Fund and the percentage of the combined Fund’s shares to be owned by these persons if the Acquisition had been consummated as of that date. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

EUR

	Percentage of Outstanding Shares
Name and Address	Before Acquisition	Combined Fund Ownership Percentage After Acquisition
Class A

Merrill Lynch For Exclusive Benefit Our Customers FDS—Attn: Michael Ceglio 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	40%	20%

Charles Schwab & Co., Inc. Reinvest Account Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	10%	15%

Class C

Merrill Lynch For Exclusive Benefit Our Customers FDS—Attn: Michael Ceglio 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	39%	36%

CitiGroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	7%	23%

Class I

Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, NY 10017	99%	0%

IRF

	Percentage of Outstanding Shares
Name and Address	Before Acquisition	Combined Fund Ownership Percentage After Acquisition
Class A

Merrill Lynch For Exclusive Benefit Our Customers FDS—Attn: Michael Ceglio 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	20%	20%

Charles Schwab & Co., Inc. Reinvest Account Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	15%	15%

CitiGroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	7%	7%

Class C

Merrill Lynch For Exclusive Benefit Our Customers FDS—Attn: Michael Ceglio 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	36%	36%

CitiGroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	23%	23%

Class I

Charles Schwab & Co., Inc. Reinvest Account Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	49%	49%

FINANCIAL STATEMENTS

The audited financial statements of EUR for its fiscal year ended October 31, 2008 and the audited financial statements of IRF for its fiscal year ended December 31, 2008 have been incorporated herein by reference in reliance upon the reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm for each Fund, given on their authority as experts in accounting and auditing. In addition, the unaudited financial statements of EUR for the six months ended April 30, 2009 have also been incorporated herein by reference.

EXPERTS

The validity of the shares offered hereby have been passed upon for EUR by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, counsel to the Funds.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, prospectuses and other information with the SEC. These reports, prospectuses and other information filed by the Funds may be obtained from the SEC:

•

By going to the SEC’s Public Reference Room in Washington, D.C., where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

•	By accessing the SEC’s Internet site at http://www.sec.gov where you can view, download and print the information.

•

By electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Upon payment of a duplicating fee, copies of the information will be sent to you.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of June 9, 2009 (the “Agreement”), between COHEN & STEERS EUROPEAN REALTY SHARES, INC., a Maryland corporation (the “Fund”), and COHEN & STEERS INTERNATIONAL REALTY FUND, INC., a Maryland corporation (the “Acquiring Fund”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s Class A, Class C and Class I shares (“Acquiring Fund Shares”) of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Fund is a registered, open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock;

WHEREAS, the Fund’s Board has determined that the Reorganization is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1 Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2 The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by State Street Bank and Trust Company (“State Street”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Fund’s prior audited period (the “Assets”).

1.3 The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by State Street, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund’s prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4 Delivery of the Fund’s Assets shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, One Lincoln Street Boston, Massachusetts 02111, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5 The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6 As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund’s Class A shares, Class C shares and Class I shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), Class A shares, Class C shares and Class I shares, respectively, of the Acquiring Fund received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate and dissolve in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be redeemed and canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9 Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

1.10 As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.

2.	VALUATION.

2.1 The value of the Fund’s Assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund’s Articles of Incorporation, as amended (the “Acquiring Fund’s Charter”), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made in accordance with the regular practices of State Street as fund accountant as approved by Cohen & Steers Capital Management, Inc. (“CSCM”) for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1 The Closing Date shall be September 18, 2009, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of CSCM, 280 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4 The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Fund’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund.

3.5 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6 If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1 The Fund represents and warrants to the Acquiring Fund as follows:

a. The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

b. The Fund is registered under the 1940 Act as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

c. The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

d. The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund’s Articles of Incorporation, as amended (the “Fund’s Charter”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

e. The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

f. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

g. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund’s knowledge threatened against the Fund or any of the Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Fund’s financial condition or the conduct of the Fund’s business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or the Fund’s ability to consummate the transactions contemplated herein.

h. The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Fund for each of the Fund’s fiscal years (or periods) ended October 31, 2008 since the inception of the Fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

i. Since October 31, 2008, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

j. At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

k. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

l. All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

m. On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

n. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund’s Board and does not require the approval or consent of Fund Shareholders, and this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

o. The information to be furnished by the Fund for use in registration statements, information statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

p. The Registration Statement on Form N-14 and the Prospectus/Information Statement contained therein as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2 The Acquiring Fund represents and warrants to the Fund as follows:

a. The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

b. The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

c. The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

d. The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund’s Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

e. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

f. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated herein.

g. The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for each of the Acquiring Fund’s five fiscal years ended December 31, 2008 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

h. Since December 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

i. At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

j. For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

k. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

l. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund’s Board, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

m. The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Fund.

n. No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s assets in the Reorganization.

o. The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING FUND AND THE FUND.

5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2 Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.3 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund’s President or its Vice President and Treasurer.

5.4 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.5 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6 The Fund covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.7 As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund’s assets and liabilities, together with a list of the Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund’s Treasurer.

6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund’s name by the Fund’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1 This Agreement and the transactions contemplated herein shall have been approved by the Boards of each of the Fund and the Acquiring Fund.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6 The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund

Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Acquiring Fund or of the Fund, as the case may be, at any time prior to the Closing Date if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Fund or the Acquiring Fund, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3 Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by CSCM; provided however, that expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Fund and the Fund shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4 This Agreement may be amended only by a signed writing between the parties.

11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Fund or the Acquiring Fund, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund’s Charter or the Acquiring Fund’s Charter, respectively. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

		By:	/s/ Adam Derechin

ATTEST:	/s/ Tina M. Payne

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

		By:	/s/ Adam Derechin

ATTEST:	/s/ Tina M. Payne

EXHIBIT B

COMPARISON OF THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT

POLICIES, STRATEGIES AND RESTRICTIONS

A summary comparison of the investment objectives and principal investment strategies, policies and restrictions of the Funds is set forth below. After the Acquisition, the investment objective and investment strategies, policies and restrictions of the combined Fund will be those of IRF.

	EUR	IRF
Investment Objective	Total return through investment in European real estate equity securities. In pursuing total return, seeks both capital appreciation and current income.	Total return. In pursuing total return, seeks both capital appreciation and current income with approximately equal emphasis.

Diversification Status	Non-diversified.	Non-diversified.

Principal Investment Strategies	Under normal market conditions, the Fund invests at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by European real estate companies.	Under normal market conditions, the Fund invests at least 80% of its total assets in a portfolio of non-U.S. real estate equity securities.

	Real estate equity securities include common stocks, preferred stocks and other equity securities issued by real estate companies, including real estate investment trusts (REITs) and REIT-like entities.	Real estate equity securities include common stocks, preferred stocks and other equity securities issued by real estate companies, including REITs and similar REIT-like entities.

	The Fund will allocate its assets among various countries in Europe (but in no less than three different countries). Under normal market conditions, the Fund intends to emphasize investments in developed countries, but may also invest without limit in companies located in emerging markets.	Under normal market conditions, the Fund expects to have investments across different countries and regions. The Fund may, however, invest up to 20% of its total assets in the equity securities of U.S. REITs and other U.S. real estate companies. In addition, the Fund may invest up to 15% of its total assets in real estate equity securities of companies domiciled in emerging market countries.

EUR	IRF
In managing the Fund’s portfolio, the Advisor and the Subadvisors adhere to an integrated, bottom-up, relative value investment process to achieve the total return objective. A proprietary valuation model ranks European securities on price-to-NAV, which the Advisor and Subadvisors believe is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the NAV model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model’s output and drive the portfolio managers’ investment decisions.	In managing the Fund’s portfolio, the Advisor and the Subadvisors adhere to an integrated, bottom-up, relative value investment process. A proprietary valuation model ranks international real estate securities on price-to-NAV, which the Advisor and Subadvisors believe is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the NAV model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model’s output and drive the portfolio managers’ investment decisions.

The Fund will not invest more than 15% of its net assets in illiquid securities.	The Fund will not invest more than 15% of its net assets in illiquid securities.

The Fund may engage in foreign currency transactions, including forward foreign currency contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. The Fund will not enter into forward currency contracts if, as a result, the Fund will have more than 15% of the value of its total assets committed to such contracts.	The Fund may engage in foreign currency transactions, including forward foreign currency contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. The Fund will not enter into forward currency contracts if, as a result, the Fund will have more than 15% of the value of its total assets committed to such contracts.

The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).	The Fund may invest in ADRs, GDRs and EDRs.

EUR	IRF
When it is believed that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term high-grade fixed income securities.	When the Advisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents.

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets.	The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets. Cash reserves in excess of 20% of total assets will be maintained for defensive purposes only.

The Fund may purchase and sell financial futures contracts and options on such contracts.	The Fund may purchase and sell financial futures contracts and options on such contracts.

The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.	The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

The fundamental investment restrictions to which the Funds are subject are identical. Each Fund has also adopted the following fundamental and non-fundamental investment restrictions limiting the following activities, except as specifically authorized. Each Fund may not:

1.	Borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made;

2.	Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of senior securities for purposes of this restriction;

3.	Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

4.	Purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

5.	Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

6.	Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies;

7.	Invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the real estate industry and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

8.	Purchase restricted or “illiquid” securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund’s net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act and determined to be liquid);

9.	Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

10.	Make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund; provided the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply;

11.	Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets;

12.	Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

13.	Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

14.	Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

The investment restrictions numbered 1 through 7 have been adopted as fundamental policies of each Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act to mean the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 14 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

EXHIBIT C

COMPARISON OF THE FUNDS’ PRINCIPAL RISKS

Among the principal risks of investing in a Fund are investment risk, stock market risk, real estate market and REIT risk, foreign (non-U.S.) risk, smaller companies risk, emerging markets risk, foreign currency risk, and non-diversification risk. Each of these risks is more fully described below. A Fund could become subject to additional risks because the types of investments made by the Fund can change over time.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Stock Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

General Risks of Securities Linked to the Real Estate Industry

The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, because of their policies of concentration in the securities of companies in the real estate industry, the Funds are also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants; and

•	changes in interest rates.

Thus, the value of a Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

General Risks of Foreign (Non-U.S.) Securities

Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	different accounting, auditing and financial record-keeping standards and requirements; and

•	dividend income a Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified income.

Investments in foreign securities, especially in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

To the extent a Fund’s investments are concentrated in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less concentrated, to the risks of adverse changes in that region or country. EUR focuses its investments in European securities. In addition, certain investments in foreign securities also may be subject to foreign withholding taxes.

Risks of Investing in REITs

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Emerging Markets Risk

IRF may invest up to 15% of its total assets in foreign securities of companies domiciled in so-called “emerging markets” (or lesser developed countries). EUR is not limited in the extent to which it may invest in such securities. Investments in such securities are particularly speculative. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. As a result of these potential risks, the Advisor or a Subadvisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including the Advisor or the Subadvisors, have had no or limited prior experience.

Foreign Currency Risk and Currency Hedging Risk

Although each Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when a Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Each Fund may engage in various investments that are designed to hedge the Fund’s foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

Smaller Companies Risk

Even the larger real estate companies in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, real estate company shares can be more volatile than, and at times will perform differently from, large company stocks such as those found in the Dow Jones Industrial Average.

Interest Rate Risk

Interest rate risk is the risk that preferred securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. A Fund’s investment in such securities means that the NAV and market price of the Fund’s common shares may tend to decline if market interest rates rise.

Non-Diversification Risk

As a “non-diversified” investment company, each Fund may invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Funds may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Risks of Options, Futures and Forward Contracts

Options, futures and forward contracts are forms of derivatives. The use of options, futures and forward contracts as hedging techniques may not succeed where the price movements of the securities underlying the options, futures and forward contracts do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options, futures and forward contracts depend on the portfolio managers’ ability to predict correctly the direction of stock prices, interest rates, currencies and other economic factors, and unanticipated changes may cause poorer overall performance for a Fund than if it had not engaged in such transactions. Where a liquid secondary market for options, futures or forward contracts does not exist, a Fund may not be able to close its position and, in such an event would be unable to control its losses. The loss from investing in certain options, futures and forward contracts is potentially unlimited. The use of forward foreign currency contracts may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies.

The Funds have no current intention of entering into futures transactions other than for traditional hedging purposes. There is, however, no limit on the amount of a Fund’s assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets.

EXHIBIT D

PERFORMANCE INFORMATION

The charts below should give you a general idea of how each Fund’s return has varied from year to year. The charts include the effects of Fund expenses, but not applicable sales charges. Returns would be lower if any applicable sales charges were included. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that IRF will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in the Prospectuses of each Fund.

Calendar Year Total Returns

EUR

This chart shows the annual total return for the Fund’s Class A shares for each full calendar year since the Fund commenced operations, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This chart does not reflect the sales charges imposed on the Fund’s Class A shares; if these amounts were reflected, returns would be less than those shown.

ANNUAL TOTAL RETURN

Highest quarterly return during this period: 7.79% (quarter ended March 31, 2008)

Lowest quarterly return during this period: –34.16% (quarter ended December 31, 2008)

The Fund’s returns will fluctuate over long and short periods. For example, the performance return for the period January 1, 2009 through June 30, 2009 was 1.00%.

IRF

This chart shows the annual total return for the Fund’s Class A shares for each full calendar year since the Fund commenced operations, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This chart does not reflect the sales charges imposed on the Fund’s Class A shares; if these amounts were reflected, returns would be less than those shown.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

ANNUAL TOTAL RETURNS

Highest quarterly return during this period: 15.87% (quarter ended December 31, 2006)

Lowest quarterly return during this period: –26.29% (quarter ended December 31, 2008)

The Fund’s returns will fluctuate over long and short periods. For example, the performance return for the period January 1, 2009 through June 30, 2009 was 12.24%.

Average Annual Total Returns

(As of December 31, 2008)

The following tables list each Fund’s average annual total return before taxes for each class of shares that will be involved in the Acquisition for the one-year and since inception periods ended December 31, 2008 for each Fund (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds’ performance with the performance of a broad-based market index.

EUR

	1 Year	Since Inception[1]
Class A Shares
Return Before Taxes	(51.18)%[2]	(46.44)%[2]
Return After Taxes on Distributions	(51.14)%	(46.44)%
Return After Taxes on Distributions and Sale of Fund Shares	(32.77)%	(37.67)%
Class C Shares
Return Before Taxes	(49.80)%[3]	(45.38)%
Class I Shares
Return Before Taxes	(48.70)%	(44.84)%
FTSE EPRA/NAREIT Developed Europe Index[4]	(51.13)%	(45.45)%

(1)	The inception date was April 13, 2007.

(2)	Returns reflect the imposition of a front end sales load of 4.50%. Without the sales load, the returns would have been (48.88)% for the year ended December 31, 2008 and (44.98)% since inception.

(3)	Return includes a deferred sales charge of 1%. Without the deferred sales charge, the total return would have been (49.29)%.

(4)	The FTSE EPRA/NAREIT Developed Europe Index is an unmanaged portfolio of approximately 84 constituents from 13 countries in the Europe region. Performance figures include reinvestment of income dividends and, for the Fund, capital gains distributions. You should note that the Fund is a professionally managed mutual fund while the indexes are unmanaged, do not incur expenses and are not available for investment.

IRF

	1 Year	Since Inception[1]
Class A Shares
Return Before Taxes	(49.80)%[2]	(5.61)%[2]
Return After Taxes on Distributions	(49.69)%	(6.29)%
Return After Taxes on Distributions and Sale of Fund Shares	(32.25)%	(4.57)%
Class C Shares
Return Before Taxes	(48.35)%[3]	(5.06)%
Class I Shares
Return Before Taxes	(47.26)%	(4.12)%
FTSE EPRA/NAREIT Developed Ex-U.S. Index[4]	(52.00)%	(4.22)%
S&P Developed ex U.S. Property Index[4]	(51.80)%	(4.86)%
S&P 500 Index[4]	(36.99)%	(4.98)%

1	The inception date was March 31, 2005.

2	Returns reflect the imposition of a front end sales load of 4.50%. Without the sales load, the returns would have been (47.43)% for the year ended December 31, 2008 and (4.45)% since inception.

3	Return includes a deferred sales charge of 1%. Without the deferred sales charge, the total return would have been (47.83)%.

4	The FTSE EPRA/NAREIT Developed Ex-U.S. Index is an unmanaged portfolio of approximately 160 constituents from 18 countries. The S&P Developed ex U.S. Property Index is an unmanaged portfolio of approximately 306 constituents from 20 countries. Since the Board of Directors approved the change to the FTSE EPRA/NAREIT Developed Ex-U.S. Index, as it more closely tracks the investments of the Fund, the S&P Developed ex-U.S. Property Index will not be shown after the current fiscal year. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Performance figures include reinvestment of income dividends and, for the Fund, capital gains distributions. You should note that the Fund is a professionally managed mutual fund while the indexes are unmanaged, do not incur expenses and are not available for investment.

EXHIBIT E

FEE AND EXPENSE INFORMATION

The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds, including the combined Fund. The tables allow you to compare the sales charges and expenses of each Fund and estimates for the combined Fund in its first year following the Acquisition. The expenses appearing in the tables below for each Fund are based on the Fund’s expenses for its most recent fiscal year end. Future expenses may be greater (after expiration of the contractual expense limitation described below) or less. The tables also show the estimated (“pro forma”) expenses of the combined Fund assuming the Acquisition occurred on January 1, 2008. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated expenses but actual expenses may be greater or less than those shown.

Class A, C and I Shares for each Fund and combined Fund

Shareholder Fees

(fees paid directly from your investment):

	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%[1]	None	None
Maximum sales charge (load) imposed on reinvested dividends (and other distributions) (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[2]	1% in first year	None
Redemption Fee (as a percentage of redemption proceeds; also imposed on exchanges)	2.00% during first 60 days; None thereafter[3]	None	2.00% during first 60 days; None thereafter

1	You may be able to reduce or eliminate the sales charge. See How to Purchase and Sell Fund Shares—Class A Shares in the Fund’s Prospectus for additional information.

2	A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following a purchase of $1 million or more made without a sales charge. See How to Sell Fund Shares—Payment of Redemption Proceeds in the Fund’s Prospectus for additional information.

3	The redemption and exchange fees are charged only to certain investors that are authorized to purchase Class A shares at NAV without regard to investment amount. See How to Sell Fund Shares—Payment of Redemption Proceeds in the Fund’s Prospectus for additional information.

Class A Shares

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	EUR 10/31/08	IRF 12/31/08	Pro Forma Combined Fund 12/31/08
Management Fee	1.00%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Service Fee	0.10%	0.10%	0.10%

	EUR 10/31/08	IRF 12/31/08	Pro Forma Combined Fund 12/31/08
Other Expenses[1]	2.69%	0.29%	0.29%

Total Annual Fund Operating Expenses	4.04%[3]	1.54%[4]	1.54%[4]
Fee Waiver/Expense Reimbursement	(2.24)%[2]	(0.00)%	(0.00)%

Net Annual Fund Operating Expenses	1.80%[2,3]	1.54%[4]	1.54%[4]

1	“Other Expenses” include certain expenses incurred in connection with each Fund’s and the combined Fund’s investment in other investment companies, which constitute less than 0.01%.

2	Through October 31, 2009, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.80% for the Class A shares.

3	Expenses shown are as of the Fund’s fiscal year ended October 31, 2008. Due to lower assets under management, the Fund’s Total Annual Fund Operating Expenses are estimated to be 12.50% for Class A shares for the fiscal year ending October 31, 2009. The Fund’s actual Total Annual Fund Operating Expenses will change over time based on the Fund’s asset level and other factors, and as a result may be either higher or lower than this estimate.

4	Expenses shown are as of the Fund’s fiscal year ended December 31, 2008. Due to lower assets under management, the Fund’s Total Annual Fund Operating Expenses are estimated to be 1.83% for Class A shares for the fiscal year ending December 31, 2009. The Fund’s actual Total Annual Fund Operating Expenses will change over time based on the Fund’s asset level and other factors, and as a result may be either higher or lower than this estimate.

Class C Shares

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	EUR 10/31/08	IRF 12/31/08	Pro Forma Combined Fund 12/31/08
Management Fee	1.00%	0.90%	0.90%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Service Fee	0.25%	0.25%	0.25%
Other Expenses[1]	2.77%	0.29%	0.29%

Total Annual Fund Operating Expenses	4.77%[3]	2.19%[4]	2.19%[4]
Fee Waiver/Expense Reimbursement	(2.32)%[2]	(0.00)%	(0.00)%

Net Annual Fund Operating Expenses	2.45%[2,3]	2.19%[4]	2.19%[4]

1	“Other Expenses” include certain expenses incurred in connection with each Fund’s and the combined Fund’s investment in other investment companies, which constitute less than 0.01%.

2	Through October 31, 2009, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 2.45% for the Class C shares.

3	Expenses shown are as of the Fund’s fiscal year ended October 31, 2008. Due to lower assets under management, the Fund’s Total Annual Fund Operating Expenses are estimated to be 13.15% for Class C shares for the fiscal year ending October 31, 2009. The Fund’s actual Total Annual Fund Operating Expenses will change over time based on the Fund’s asset level and other factors, and as a result may be either higher or lower than this estimate.

4	Expenses shown are as of the Fund’s fiscal year ended December 31, 2008. Due to lower assets under management, the Fund’s Total Annual Fund Operating Expenses are estimated to be 2.48% for Class C shares for the fiscal year ending December 31, 2009. The Fund’s actual Total Annual Fund Operating Expenses will change over time based on the Fund’s asset level and other factors, and as a result may be either higher or lower than this estimate.

Class I Shares

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	EUR 10/31/08	IRF 12/31/08	Pro Forma Combined Fund 12/31/08
Management Fee	1.00%	0.90%	0.90%
Other Expenses[1]	2.77%	0.29%	0.29%

Total Annual Fund Operating Expenses	3.77%	1.19%[4]	1.19%[4]
Fee Waiver/Expense Reimbursement	(2.32)%[2]	(0.00)%	(0.00)%

Net Annual Fund Operating Expenses	1.45%[2,3]	1.19%[4]	1.19%[4]

1	“Other Expenses” include certain expenses incurred in connection with each Fund’s and the combined Fund’s investment in other investment companies, which constitute less than 0.01%.

2	Through October 31, 2009, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.45% for the Class I shares.

3	Expenses shown are as of the Fund’s fiscal year ended October 31, 2008. Due to lower assets under management, the Fund’s Total Annual Fund Operating Expenses are estimated to be 12.15% for Class I shares for the fiscal year ending October 31, 2009. The Fund’s actual Total Annual Fund Operating Expenses will change over time based on the Fund’s asset level and other factors, and as a result may be either higher or lower than this estimate.

4	Expenses shown are as of the Fund’s fiscal year ended December 31, 2008. Due to lower assets under management, the Fund’s Total Annual Fund Operating Expenses are estimated to be 1.48% for Class I shares for the fiscal year ending December 31, 2009. The Fund’s actual Total Annual Fund Operating Expenses will change over time based on the Fund’s asset level and other factors, and as a result may be either higher or lower than this estimate.

EXAMPLE

The Examples are to help you compare the cost of investing in each Fund with the cost of investing in the combined Fund on a pro forma combined basis. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Fund’s operating expenses (for EUR, net of its contractual fee waiver and/or expense reimbursement in the first year) stay the same and that all dividends and distributions are reinvested.

	1 Year	3 Years	5 Years	10 Years
EUR
Class A	$625	$1,429	$2,248	$4,367
Class C
Assuming redemption at end of period	348	1,229	2,214	4,696
Assuming no redemption at end of period	248	1,229	2,214	4,696
Class I	148	938	1,748	3,862
IRF
Class A	600	915	1,252	2,202
Class C
Assuming redemption at end of period	322	685	1,175	2,524
Assuming no redemption at end of period	222	685	1,175	2,524
Class I	121	378	654	1,443
Pro Forma Combined Fund
Class A	600	915	1,252	2,202
Class C
Assuming redemption at end of period	322	685	1,175	2,524
Assuming no redemption at end of period	222	685	1,175	2,524
Class I	121	378	654	1,443

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

280 Park Avenue

New York, NY 10017

STATEMENT OF ADDITIONAL INFORMATION

August 12, 2009

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Information Statement/Prospectus dated August 12, 2009 relating specifically to the pending transfer (the “Acquisition”) of all of the assets and stated liabilities of Cohen & Steers European Realty Shares, Inc. (“EUR”) in exchange for Class A, Class C and Class I shares of Cohen & Steers International Realty Fund, Inc. (“IRF”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This SAI consists of this cover page and the following documents attached hereto:

1.	IRF’s Statement of Additional Information dated May 1, 2009.

2.	IRF’s Annual Report for the fiscal year ended December 31, 2008.

3.	EUR’s Annual Report for the fiscal year ended October 31, 2008.

4.	EUR’s Semi-Annual Report for the six-month period ended April 30, 2009.

No pro forma financial statements are required for the Acquisition of EUR by and into IRF under current requirements of the Securities and Exchange Commission, because EUR’s net asset value does not exceed 10% of IRF’s net asset value.

This SAI is not a prospectus and should be read in conjunction with the Information Statement/Prospectus. The Information Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to a Fund at 280 Park Avenue, New York, New York 10017, or by calling 1-800-437-9912.

DOCUMENTS INCORPORATED BY REFERENCE

IRF’s Statement of Additional Information dated May 1, 2009 is incorporated herein by reference to IRF’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, filed April 30, 2009 (File No. 333-120705 ). The financial statements of IRF are incorporated herein by reference to its Annual Report dated December 31, 2008, filed March 2, 2009 (Accession No. 0001104659-09-013358).

EUR’s Statement of Additional Information dated March 1, 2009 is incorporated herein by reference to EUR’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A, filed February 27, 2009 (File No. 333-140278). The financial statements of EUR are incorporated herein by reference to its Annual Report dated October 31, 2008, filed December 24, 2008 (Accession No. 0001104659-08-078369), and Semi-Annual Report dated April 30, 2009, filed June 26, 2009 (Accession No. 0001104659-09-040246).